Exhibit 10.13

AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of December 23, 2013 (the “Amendment Date”), by and among HPT PSC PROPERTIES TRUST, a Maryland real estate investment trust, and HPT PSC PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Lease Agreement, dated as of May 30, 2007, as modified by that certain First Amendment to Lease Agreement, dated as of March 17, 2008, by and among Landlord and Tenant (as successor by merger with Petro Stopping Centers, L.P.), that certain Deferral Agreement, dated as of August 11, 2008, by and among Landlord, Tenant, Hospitality Properties Trust (“HPT”), HPT TA Properties Trust, HPT TA Properties LLC (together with HPT TA Properties Trust, collectively, “HPT TA”), TravelCenters of America LLC (“TCA”) and TA Leasing LLC (“TA Leasing”), that certain Amendment Agreement, dated as of January 31, 2011, by and among Landlord, Tenant, HPT, HPT TA, TCA and TA Leasing, and that certain Amendment Agreement, dated as of April 15, 2013, by and among Landlord, Tenant, HPT TA and TA Leasing (as so modified, the “Lease”), Landlord leases to Tenant and Tenant leases from Landlord certain premises at various locations, as more particularly described in the Lease; and

WHEREAS, HPT PSC Properties LLC has acquired the fee interest in the real property and certain related property comprising a gas station having an address at 3195 Donald Lee Hollowell Parkway, Atlanta, Georgia (the “Gas Station”), which Gas Station is adjacent to the portion of the Leased Property located at 3181 Donald Lee Hollowell Parkway, as more particularly described on Exhibit A-8 to the Lease; and

WHEREAS, Landlord and Tenant desire to amend the Lease to include the Gas Station, subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.                                      Capitalized Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Lease.

2.                                      Minimum Rent.  With respect to the period commencing on the Amendment Date and continuing through June 30, 2024, Minimum Rent shall be $59,941,643.66 per annum, subject to adjustment as provided in Section 3.1.1(b) of the Lease.

3.                                      Exhibit A-8.  Effective as of the Amendment Date, Exhibit A-8 to the Lease is hereby deleted in its entirety and Exhibit A-8 attached hereto is hereby inserted in its place.

5.                                      Statement of Limited Liability.  THE DECLARATION OF TRUST ESTABLISHING HPT PSC PROPERTIES TRUST, DATED MAY 23, 2007, AS AMENDED

AND SUPPLEMENTED, AS FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT PSC PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT PSC PROPERTIES TRUST.  ALL PERSONS DEALING WITH HPT PSC PROPERTIES TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF HPT PSC PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

6.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first set forth above.

LANDLORD:

HPT PSC PROPERTIES TRUST

By:
John G. Murray
President

HPT PSC PROPERTIES LLC

By:
John G. Murray
President

TENANT:

TA OPERATING LLC

By:
Mark R. Young
Executive Vice President and General Counsel

EXHIBIT A-8

EXHIBIT A-8 HAS BEEN OMITTED AND WILL BE SUPPLEMENTALLY FURNISHED TO
THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.